                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported): September 1, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                    001-15223                      76-0453392
----------------            ----------------              --------------------
(State or Other               (Commission                     (IRS Employer
Jurisdiction of               File Number)                 Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On September 1, 2005, OptiCare Health Systems, Inc. ("OptiCare"), a
Delaware corporation borrowed $1,000,000.00 (the "Loan") from Refac, a Delaware
Corporation. In connection with the Loan, on September 1, 2005 OptiCare (i) and its wholly-owned subsidiary, OptiCare Eye Health Centers, Inc. ("Eye Health"),
entered into a Loan Agreement with Refac (ii) issued a Promissory Note to Refac and (iii) and its wholly-owned subsidiary, Eye Health, entered into a Subordination Agreement with Refac and OptiCare's senior lender. Pursuant to these agreements, the Loan is unsecured and subordinate to OptiCare's loan with its senior lender.

            Pursuant to these agreements, the maturity date of the Loan is contingent on the date that the previously announced merger between OptiCare and
Refac is consummated. If the merger is consummated on or before January 31,
2006, the maturity date of the Loan is January 26, 2007. If the merger is not consummated on or before January 31, 2006, then the maturity date of the Loan is
March 31, 2006.

            The proceeds from the Loan were used to repay a portion of the amount outstanding under OptiCare's senior secured revolving credit facility with its senior lender.

            The preceding brief description of the material terms of the agreements is qualified in its entirety by reference to the Loan Agreement, the
Promissory Note and the Subordination Agreement, copies of which are filed as
Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current
Report on Form 8-K.

ITEM 2.03   CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

            See Item 1.01 above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         10.1   Loan Agreement by and among Refac, OptiCare Health Systems, Inc.
                and OptiCare Eye Health Centers, Inc. dated as of September 1,
                2005.

         10.2   OptiCare Health Systems, Inc. Promissory Note dated September 1,
                2005.

         10.3   Subordination Agreement by and among Refac, OptiCare Health
                Systems, Inc., OptiCare Eye Health Centers, Inc., Primevision
                Health, Inc. and CapitalSource Finance LLC dated as of
                September 1, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OPTICARE HEALTH SYSTEMS, INC.
                                           (Registrant)

Date: September 8, 2005                    By: /s/ Christopher J. Walls
                                               --------------------------------
                                           Name:  Christopher J. Walls
                                           Title: Chief Executive Officer,
                                                  President and General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                    Description
------                    -----------

 10.1       Loan Agreement by and among Refac, OptiCare Health Systems, Inc. and
            OptiCare Eye Health Centers, Inc. dated as of September 1, 2005.

 10.2       OptiCare Health Systems, Inc. Promissory Note dated September 1,
            2005.

 10.3       Subordination Agreement by and among Refac, OptiCare Health Systems,
            Inc., OptiCare Eye Health Centers, Inc., Primevision Health, Inc.
            and CapitalSource Finance LLC dated as of September 1, 2005.